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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 19, 2004

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                        1-04837                93-09343990
(State or other jurisdiction           (Commission           (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)

                                   ----------

         14200 SW Karl Braun Drive,
             Beaverton, Oregon                                  97077
  (Address of principal executive offices)                    (Zip Code)

                                   ----------

       Registrant's telephone number, including area code: (503) 627-7111

                                    NO CHANGE
         (Former name or former address, if changed since last report.)

                                   ----------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

       On November 19, 2004, Tektronix, Inc. issued a press release which provides guidance on earnings impact related to the acquisition of Inet Technologies. The press release is included as Exhibit 99.1 to this report, and the description of the press release is qualified in its entirety by reference to such exhibit.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial statements of businesses acquired.

       None required

   (b) Pro forma financial information.

       None required

   (c) Exhibits.

       (99.1) Press release of Tektronix, Inc. dated November 19, 2004, which provides guidance on earnings impact related to the acquisition of Inet Technologies.*

   * We are furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. The press release, attached hereto as Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 19, 2004

                                                   TEKTRONIX, INC.


                                                   By: /s/ COLIN L. SLADE
                                                       -------------------------
                                                       Colin L. Slade
                                                       Senior Vice President and
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
-----------     ----------------------------------------------------------------
   99.1         Press release of Tektronix, Inc. dated November 19, 2004, which provides guidance on earnings impact related to the acquisition of Inet Technologies.